Exhibit 10.4

FORM OF NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (this “Notes Purchase Agreement”) is entered into on [    ], 2022, by and between Oppenheimer & Co. Inc. (“OpCo”) and [•] (“Seller”).

WHEREAS, Seller holds 6.25% convertible senior notes due 2026 (the “Notes”) of UpHealth, Inc. (f/k/a GigCapital2, Inc.), a Delaware corporation (the “Company”);

WHEREAS, Seller is concurrently entering into a subscription agreement with the Company to purchase from the Company the Company’s variable rate convertible senior secured notes due 2025 (the “2025 Notes”) in the principal amount of $[•] (the “Concurrent Notes Offering”); and

WHEREAS, OpCo desires to purchase from Seller, for the account of the Company, concurrently with the consummation of the Concurrent Notes Offering, that principal amount of the Notes set forth on the signature page hereto (the “Purchased Notes”) for the Purchase Price (as defined below).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Purchase. Subject to the terms and conditions hereof, at the Closing (as defined below), OpCo hereby agrees to purchase from Seller, for the account of the Company, and Seller hereby agrees to sell to OpCo, for the account of the Company, the Purchased Notes in exchange for delivery of the Purchase Price. Such purchase and sale of the Purchased Notes is referred to herein as the “Purchase”.

2. Purchase Price. As consideration for the Purchase, OpCo will deliver to Seller a wire transfer in the amount set forth on the signature page hereto as the purchase price (the “Purchase Price”).

3. Closing.

(a) The consummation of the Purchase contemplated hereby (the “Closing”) shall occur on [•], 2022 (the “Closing Date”) concurrently with the consummation of the Concurrent Notes Offering; provided that Seller shall pay the purchase price for the 2025 Notes purchased in the Concurrent Notes Offering promptly after receiving the Purchase Price for the Purchased Notes.

(b) The Closing shall be subject to the satisfaction of the conditions that, on the Closing Date, all conditions precedent to the closing of the Concurrent Notes Offering shall have been satisfied or waived, as determined by the parties to such agreements, and the closing of the Concurrent Notes Offering shall be scheduled to occur concurrently with the Closing.

(c) The obligation of OpCo to consummate the Closing shall be subject to the satisfaction or valid waiver by OpCo of the additional conditions that, on the Closing Date:

(i) all representations and warranties of Seller contained in this Notes Purchase Agreement are true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true in all respects) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by Seller of each of the representations and warranties of Seller contained in this Notes Purchase Agreement as of the Closing; and

(ii) all covenants, agreements and conditions contained in this Notes Purchase Agreement to be performed or complied with by Seller on or prior to the Closing Date shall have been performed or complied with by Seller.

(d) The obligation of Seller to consummate the Closing shall be subject to the satisfaction or valid waiver by Seller of the additional conditions that, on the Closing Date:

(i) all representations and warranties of OpCo contained in this Notes Purchase Agreement are true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true in all respects) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by OpCo of each of the representations and warranties of OpCo contained in this Notes Purchase Agreement as of the Closing; and

(ii) OpCo shall have delivered to Seller the Purchase Price.

4. OpCo Representations and Warranties. OpCo represents and warrants to Seller that:

(a) Authorization. OpCo has full power and authority to execute and deliver this Notes Purchase Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Notes Purchase Agreement has been duly authorized, executed and delivered by OpCo. This Notes Purchase Agreement constitutes the legal, valid and binding obligation of OpCo, enforceable in accordance with its terms, subject to applicable laws affecting creditors’ rights and to equitable principles.

(b) No Breach. The execution and delivery of this Notes Purchase Agreement by OpCo, the consummation of the transactions herein contemplated and the compliance with the terms of this Notes Purchase Agreement will not conflict with, result in the breach of or constitute a material default under, or require any consent or approval under, any agreement or instrument to which OpCo is a party or by which it may be bound.

5. Seller Representations and Warranties. Seller represents and warrants to OpCo that:

(a) Authorization. Seller has full power and authority to execute and deliver this Notes Purchase Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Notes Purchase Agreement has been duly authorized, executed and delivered by Seller. This Notes Purchase Agreement constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms, subject to applicable laws affecting creditors’ rights and to equitable principles.

(b) No Breach. The execution and delivery of this Notes Purchase Agreement by Seller, the consummation of the transactions herein contemplated and the compliance with the terms of this Notes Purchase Agreement will not conflict with, result in the breach of or constitute a material default under, or require any consent or approval under, any agreement or instrument to which Seller is a party or by which it may be bound.

(c) Title to Notes. Seller owns and holds the Notes beneficially and of record,

free and clear of any suit, proceeding, call, voting trust, proxy, restriction, security interest, lien or other encumbrance of any kind or nature whatsoever (collectively, a “Lien”) and has full power and authority to transfer and dispose of the Notes, free and clear of any Lien (other than pledges or security interests that Seller may have created in favor of a prime broker, which will be terminated prior to Closing, under and in accordance with its prime brokerage agreement with such broker). Upon the payment for and the delivery of the Purchased Notes as provided in this Notes Purchase Agreement, the Company will acquire good and valid title to the Purchased Notes, free and clear of any Lien other than any Lien which may be imposed as a result of any act of the Company.

(d) Business Experience. Seller is capable of independently evaluating the merits and risks of the purchase by OpCo, for the account of the Company, of the Purchased Notes.

(e) Access to Information. Seller has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of this Notes Purchase Agreement and with respect to the business, affairs, financial condition and results of operations of the Company. Seller has had access to such financial and other information as is necessary for Seller to make a fully-informed decision as to this Notes Purchase Agreement and the sale of the Purchased Notes. Seller acknowledges and agrees that neither OpCo nor any affiliate of OpCo has provided Seller with any information or advice with respect to the Purchased Notes nor is such information or advice necessary or desired. Neither OpCo nor any of its affiliates has made or makes any representation as to the Company or the quality or value of the Purchased Notes, and OpCo and any of its affiliates may have acquired non-public information with respect to the Company which Seller agrees need not be provided to it. In connection with the sale of the Purchased Notes by Seller to OpCo, neither OpCo nor any of its affiliates has acted as a financial advisor or fiduciary to Seller. Seller acknowledges that the value of the Purchased Notes (and the stock into which it may be converted) may significantly appreciate or depreciate over time and by agreeing to sell the Purchased Notes to OpCo, for the account of the Company, pursuant to this Notes Purchase Agreement, Seller is giving up the opportunity to sell the Purchased Notes (and the stock into which it may be converted) at a possible higher price in the future. Seller understands that OpCo will rely on the accuracy and truth of the foregoing representations, and Seller hereby consents to such reliance.

(f) Advice. Seller has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its sale of the Purchased Notes. Neither OpCo nor the Company nor its officers, directors, stockholders, agents, representatives or affiliates has made warranties or representations to Seller with respect to the income tax consequences of the transactions contemplated by this Notes Purchase Agreement.

6. Notices, etc. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, on the date of transmission to such recipient; provided, that such notice, request, demand, claim or other communication is also sent to the recipient pursuant to clauses (i), (iii) or (iv) of this Section 6, (iii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) four (4) business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 6.

7. Assignment; Binding Effect. Subject to the limitations set forth in this Notes Purchase Agreement, this Notes Purchase Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives and successors of the parties hereto.

8. Independent Counsel. The parties acknowledge that this Notes Purchase Agreement has been prepared on behalf of OpCo by Cooley LLP, counsel to OpCo, and that Cooley LLP does not represent, and is not acting on behalf of, Seller. Seller has had the opportunity to consult with their own counsel with respect to this Notes Purchase Agreement.

9. Further Assurances. Each of the Seller and OpCo agrees and provides further assurances that it will, in the future, execute and deliver any and all further agreements, certificates, instruments and documents and do and perform or cause to be done and performed, all acts and things as may be reasonably necessary or appropriate to carry out the intent and accomplish the purposes of this Notes Purchase Agreement.

10. Miscellaneous. This Notes Purchase Agreement constitutes the complete, final and exclusive embodiment of the entire agreement between OpCo and Seller with regard to this subject matter. It is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein, and it supersedes any other such promises, warranties or representations. This Notes Purchase Agreement may not be modified or amended except in a writing signed by Seller and a duly authorized officer of OpCo. If any provision of this Notes Purchase Agreement is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this Notes Purchase Agreement and the provision in question will be modified by the court so as to be rendered enforceable.

11. Counterparts. This Notes Purchase Agreement may be executed and delivered in one or more counterparts and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

12. Governing Law. This Notes Purchase Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

13. Other Notes Purchase Agreements. If the Company and/or its agents enters into any future notes purchase agreement (each, an “Other Notes Purchase Agreement”) with holders of the 2026 Notes (each such holder, an “Other Holder”) and such Other Notes Purchase Agreement contains any term, condition, right, benefit or other provision that is (i) more favorable to the holder party thereto than the comparable term, condition, right, benefit or other provision contained in this Notes Purchase Agreement or (ii) favorable to the holder party thereto and this Notes Purchase Agreement does not contain a comparable term, condition, right, benefit or other provision, then (A) the Company shall, or shall cause its agents to, promptly inform Seller of such Other Notes Purchase Agreement and provide a true and complete copy thereof to Seller and, (B) at the option and election of Seller, this Notes Purchase Agreement shall be deemed amended, supplemented and/or modified to include such favorable or more favorable term, condition, right, benefit or other provision. Seller shall exercise such option and election by delivering written notice thereof to the Company at any time or from time to time after the Company and/or its agents enters into any such Other Notes Purchase Agreement.

14. The obligations of Seller under this Notes Purchase Agreement are several and not joint with the obligations of any Other Holder under the Other Notes Purchase Agreements, and Seller shall not be responsible in any way for the performance of the obligations of any Other Holder under the Other Notes Purchase Agreements. The decision of Seller to sell the Purchased Notes pursuant to this Notes Purchase Agreement has been made by Seller independently of any Other Holder and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its subsidiaries which may have been made or given by any Other Holder or by any agent or employee of any Other Holder, and neither Seller nor any of its agents or employees shall have any liability to any Other Holder (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Notes Purchase Agreement, and no action taken by Seller or any Other Holders pursuant hereto or thereto, shall be deemed to constitute Seller and any Other Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Seller and any Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Notes Purchase Agreement and the Other Notes Purchase Agreements. Seller acknowledges that no Other Holder has acted as agent for Seller in connection with making its sale hereunder and no Other Holder will be acting as agent of Seller in connection with enforcing its rights under this Notes Purchase Agreement. Seller shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Notes Purchase Agreement, and it shall not be necessary for any Other Holder or investor to be joined as an additional party in any proceeding for such purpose.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed or caused this Notes Purchase Agreement to be executed by its duly authorized representative as of the date first set forth above.

OPPENHEIMER & CO. INC.

By:
Name:
Title:

[HOLDER]

By:
Name:
Title:

Aggregate Principal Amount of Purchased Notes:		$[•]
[1]Purchase Price:		$[•]

[1]	[NTD: Purchase price is 100% of par.]

Signature Page to Notes Purchase Agreement